Exhibit 10.9

AMENDED AND RESTATED BUSINESS COOPERATION AGREEMENT

This AMENDED AND RESTATED BUSINESS COOPERATION AGREEMENT (this “Agreement”), dated May 29, 2012, is made in Beijing, the People’s Republic of China (the “PRC”) by and among:

Party A:                                                Beijing Jingdong 360 Degree E-Commerce Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the PRC, with registered address at Room B186, Building 2, No. 99, Kechuang 14 Street, Beijing Economic and Technological Development Zone, Beijing;

And

Party B:

(1)                                                                                 Beijing Jingdong Century Trade Co., Ltd. (“Jingdong Century”), a limited liability company duly incorporated and validly existing under the laws of the PRC, with registered address at Room B168, Building 2, No. 99, Kechuang 14 Street, Beijing Economic and Technological Development Zone, Beijing; and

(2)                                                                                 Shanghai Shengdayuan Information Technology Co., Ltd. (“Shanghai Shengdayuan”), a limited liability company duly incorporated and validly existing under the laws of the PRC, with registered address at Section J, 3rd Floor, Building Three, 1180 Xingxian Road, Jiading Industrial Zone, Shanghai.

(Jingdong Century and Shanghai Shengdayuan collectively, “Party B”.  For purpose of this Agreement, Party B includes any and all subsidiaries and branches directly or indirectly wholly owned by Party B.  Party A and Party B individually, a “Party”; collectively, the “Parties”.)

Whereas,

1.                                      Party A is a company engaged in Internet information services and operates a number of websites specializing in online sales and services, including without limitation [www.360buy.com, www.360top.com, www.qianxun.com, www.minitiao.com] (collectively, the “Sales Websites’);

2.                                      Party B is a commercial enterprise engaged in merchandise retail, wholesale and commission-based agency services, has extensive customer resources, and conducts merchandise sales and services through diversified channels;

3.                                      Party B intends to expand sales channels by using the online platform owned by Party A to publish information of its merchandise and services, and to promote sales of its products and services with assistance from Party A for collecting customer information; and

4.                                      Party A and Jingdong Century have made a Business Cooperation Agreement dated April 27, 2007 (the “Original Business Cooperation Agreement”).  The Parties desire to amend and restate the terms and conditions under and replace the Original Business Cooperation Agreement.

NOW, THEREFORE, the Parties hereby agree as follows through negotiations:

1.                                      Service Principle

The Parties will make joint efforts to build the largest e-commerce platform in the PRC and provide premium and satisfactory services to consumers on reliance of the “Jingdong Shangcheng” brand in accordance with the principles of mutual benefits and win-win.

2.                                      Service Description and Responsibility of Party A

Under this Agreement, Party A will:

(1)                                 ensure ordinary operation of the Sales Websites;

(2)                                 accept exclusive technology consulting and services from Party B;

(3)                                 upon request from Party B, publish information regarding the merchandise and services sold directly or indirectly by Party B on the Sales Websites;

(4)                                 provide information regarding the products and services needed by users to Party B promptly, accurately and completely according to the instruction delivered by such uses on the Sales Websites;

(5)                                 cooperate with banks and third-party payment agencies to provide data and processing services for the transactions between the users of the Sales Websites and Party B; and

(6)                                 provide any other services reasonably requested by Party B.

3.                                      Calculation and Payment of Services Fee

3.1                               For purpose of this Agreement, Party B will pay services fee to Party A on quarterly basis.  The Parties agree that Party B will pay services fee to Party A within forty-five (45) days after the end of each quarter.

3.2                               The services fee will be 5% more than the direct operating cost incurred by Party A for the immediately previous quarter (i.e., the direct operating cost incurred by Party A for the immediately previous quarter X 105%), but will be no higher than [RMB20,000] for each quarter.  Payment of services fee for a period less than a quarter will be calculated according to the number of actual service days and the method provided in the preceding sentence.

4.                                      Exclusivity

During the term of this Agreement, Party A will provide sole and exclusive services to Party B through the Sales Websites.  Unless with written consent from Party B, Party A may not conduct any cooperation identical or similar to the cooperation contemplated hereunder with, nor provide any service identical or similar to any of the services contemplated hereunder to, any third party during the term of this Agreement.

5.                                      Dispute Regarding Products and Services

It is confirmed that Party A will immediately notify Party B of any dispute between it and the user of the Sales Websites due to any product or services provided by Party B and subject such dispute to sole discretion of Party B.

6.                                      Confidentiality

6.1                               Party A agrees to take reasonably best efforts to keep in confidence Party B’s confidential information and materials (“Confidential Information”) that it may be aware of or have access to in connection with its cooperation with Party B.  Without prior written consent from Party B, Party A shall not disclose, offer or transfer any Confidential Information to any third party.  If this Agreement terminates and upon Party B’s request, Party A shall return to Party B or destroy all of the documents, materials or software containing Confidential Information, and shall delete any Confidential Information from all relevant memory devices and cease to use any Confidential Information.

6.2                               This Article 6 will survive any change, termination or expiration of this Agreement.

7.                                      Effectiveness and Term

7.1                               This Agreement shall take effect as of the date first written above and replace the Original Business Cooperation Agreement.  It is confirmed that the Original Business Cooperation Agreement continues to have effect from April 27, 2007 until the date of this Agreement.

7.2                               The term of this Agreement is ten (10) years unless early termination occurs in accordance with relevant provisions herein or any other agreement reached by the Parties.

7.3                               This Agreement may be extended upon Party B’s written confirmation prior to the expiration of this Agreement.  The extended term shall be ten (10) years, and so forth thereafter.

8.                                      Termination

8.1                               This Agreement shall be terminated on the expiring date unless it is renewed in accordance with the relevant provisions herein.

8.2                               During the term hereof, Party A may not make early termination of this Agreement unless Party B commits gross negligence, fraud or other illegal action, or goes bankrupt. Notwithstanding the foregoing, Party B shall always have the right (no obligation) to terminate this Agreement by issuing a thirty (30) days’ prior written notice to Party A.

8.3                               The rights and obligations of the Parties under Article 6 will survive termination of this Agreement.

9.                                      Breach of Contract

If either party (the “Defaulting Party”) breaches any provision of this Agreement, which causes damage to the other Party (the “Non-defaulting Party”), the Non-defaulting Party may notify the Defaulting Party in writing and request it to rectify and correct such breach of contract; if the Defaulting Party fails to take any action satisfactory to the Non-defaulting Party to rectify and correct such breach within fifteen (15) working days upon the issuance of the written notice by the Non-defaulting Party, the Non-defaulting Party may take the actions pursuant to this Agreement or pursue other remedies in accordance with laws.

10.                               Governing Law and Dispute Resolution

10.1                        The execution, interpretation, performance of this Agreement and the disputes resolution under this Agreement shall be governed by the PRC laws.

10.2                        The parties hereto shall strive to settle any dispute arising from the interpretation or performance of the terms under this Agreement through friendly consultation in good faith. In case no settlement can be reached through consultation within thirty (30) days after the request for consultation is made by either Party, any Party can submit such matter to China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective rules. The arbitration shall take place in Beijing. The arbitration award shall be final and binding upon both Parties.

11.                               Force Majeure

11.1                        “Force Majeure Event” shall mean any event beyond the reasonable controls of the Party so affected, which are unpredictable, unavoidable, irresistible even if the affected Party takes a reasonable care, including but not limited to governmental acts, Act of God, fires, explosion, geographical variations, storms, floods, earthquakes, morning and evening tides, lightning or wars, riot, strike and any other such events that all Parties have reached consensus upon. However, any shortage of credits, funding or financing shall not be deemed as the events beyond reasonable controls of the affected Party.

11.2                        In the event that the performance of this Agreement is delayed or interrupted due to the said Force Majeure Event, the affected Party shall be excused from any liability to the extent of the delayed or interrupted performance.

The affected Party which intends to seek exemption from its obligations of performance under this Agrement or any provision of this Agreement shall immediately inform the other Party of such a Force Majeure Event and the measures it needs to take in order to complete its performance.

12.                               Notices

All notices or other correspondences given by either Party pursuant to this Agreement shall be made in writing and may be delivered in person, or by registered mail, postage prepaid mail, generally accepted courier service or facsimile to the following addresses of the relevant Party or both Parties, or any other address notified by the other Party from time to time, or another person’s address designated by it. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served on the seventh (7th) day after the air registered mail with postage prepaid has been sent out (as is shown on the postmark), or the fourth (4th) day after delivery to the internationally recognized courier service agency; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation of relevant documents.

If to Party A:

Beijing Jingdong 360 Degree E-Commerce Co., Ltd.

Address:                                                 Room B186, Building 2, No. 99, Kechuang 14 Street, Beijing Economic and Technological Development Zone, Beijing;

Telephone:                                   010-58955008

Fax:                                                                       010-58955990

Attention:                                         Richard Qiangdong Liu

If to Party B:

Beijing Jingdong Century Trade Co., Ltd.

Address:                                                 Room B168, Building 2, No. 99, Kechuang 14 Street, Beijing Economic and Technological Development Zone, Beijing;

Telephone:                                   010-58955008

Fax:                                                                       010-58955990

Attention:                                         Richard Qiangdong Liu

Shanghai Shengdayuan Information Technology Co., Ltd.

Address:                                                 Room B168, Building 2, No. 99, Kechuang 14 Street, Beijing Economic and Technological Development Zone, Beijing;

Telephone:                                   021-39915570

Fax:                                                                       021-39915576

Attention:                                         Richard Qiangdong Liu

13.                               Miscellaneous

13.1                        The headings contained in this Agreement are for the convenience of reference only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

13.2                        The Parties agree to promptly execute any document and take any other action reasonably necessary or advisable to perform provisions and purpose of this Agreement.

13.3                        The Parties confirm that this Agreement shall, upon its effectiveness, constitute the entire agreement and common understanding of the Parties with respect to the subject matters herein and fully supersede all prior verbal and/or written agreements and understandings with respect to the subject matters herein.

13.4                        Any amendment and supplement to this Agreement shall be made in writing by the Parties. Any such amendment and supplement executed by the Parties is an integral part of this Agreement and shall have the same legal effect with this Agreement.

13.5                        This Agreement shall be binding upon and for the benefit of all the Parties hereto and their respective inheritors, successors and the permitted assigns.

13.6                        Any Party’s failure to exercise the rights under this Agreement in time shall not be deemed as its waiver of such rights and would not affect its future exercise of such rights.

13.7                        If any provision of this Agreement is held void, invalid or unenforceable by a court of competent jurisdiction or arbitration authority, the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired. The Parties shall cease performing such void, invalid or unenforceable provisions and revise such void, invalid or unenforceable provisions only to the extent closest to the original intention thereof to recover its validity or enforceability for such specific facts and circumstances.

13.8                        Party A shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party B.

13.9                        This Agreement is made in three originals with each Party holding one.  Each original is equally authentic.

(No text below)

(Signature Page)

IN WITNESS THEREOF, each Party hereto has caused this Agreement duly executed by their respective authorized representative on its behalf as of the date first written above.

Party A:

Beijing Jingdong 360 Degree E-Commerce Co., Ltd.

/s/ Beijing Jingdong 360 Degree E-Commerce Co., Ltd.
(Seal of Beijing Jingdong 360 Degree E-Commerce Co., Ltd.)

Party B:

Beijing Jingdong Century Trade Co., Ltd.

/s/ Beijing Jingdong Century Trade Co., Ltd.
(Seal of Beijing Jingdong Century Trade Co., Ltd.)

Shanghai Shengdayuan Information Technology Co., Ltd.

/s/ Shanghai Shengdayuan Information Technology Co., Ltd.
(Seal of Shanghai Shengdayuan Information Technology Co., Ltd.)